FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 12, 2001


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

            Oregon                 0-22953                 91-1829481
---------------------------       ----------            ------------------
State or other jurisdiction       Commission            (I.R.S. Employer
 of incorporation                 File Number           Identification No.)

2055 First Street, Baker City, Oregon                          97814
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)

    Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------

        (Former name or former address, if changed since last report)


  (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     The Registrant's Annual Meeting of Stockholders ("Meeting") was held on October 12, 2001. The results of the vote on the matters presented at the Meeting were as follows:

     1. The following individuals were elected as directors for three year terms:

                                      Vote For  Vote Withheld
                                      --------  -------------

          John Gentry                1,076,094     39,761
          John A. Lienkaemper        1,068,769     47,086
          Kevin D. Padrick           1,865,828      5,176

          As a result of the foregoing, John Gentry and Kevin D. Padrick were elected to the Registrant's Board of Directors for three year terms to expire in 2004.

     2. The appointment of the Registrant's auditors, Deloitte & Touche LLP, as independent auditors for the fiscal year ending March 31, 2002 was approved by stockholders by the following vote:

                                                            Broker
          For 2,869,307;  Against 20,080;  Abstain 94,547;  Non-Votes 0

     For further information, reference is made to the Registrant's press release dated October 12, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit

       99    Press Release dated October 12, 2001

                                     1

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 OREGON TRAIL FINANCIAL CORP.


                                      /s/Berniel L. Maughan
DATE: October 15, 2001           By:  -------------------------------------
                                      Berniel L. Maughan
                                      President and Chief Executive Officer

                                 2

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                                 Exhibit 99

                    Press Release dated October 12, 2001

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Friday October 12, 9:49 pm Eastern Time

Press Release

SOURCE: Oregon Trail Financial Corp.

Oregon Trail Financial Corp. Announces The Results of Its
Annual Meeting of Shareholders

BAKER CITY, Ore., Oct. 12 /PRNewswire/ -- Oregon Trail Financial Corp. (Nasdaq: OTFC - news), the holding company for Pioneer Bank, a Federal Savings Bank, announced the results of today's Annual Meeting of Shareholders. At the annual meeting, John Gentry and Kevin D. Padrick were elected to the Company's Board of Directors for three year terms to expire in 2004.

Stephen R. Whittemore, Chairman of the Board of Directors of Oregon Trail, stated, ``We were pleased to report the Company's strong performance to our shareholders at this year's annual meeting. We look forward to continuing with this success under the leadership of our Board of Directors.'' The Company also announced that at the meeting the shareholders had approved the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2002.

Oregon Trail Financial Corp. is headquartered in Baker City, Oregon and is the parent company of Pioneer Bank, which was founded in 1901. The Company operates nine full service locations in seven eastern Oregon counties.

Forward-Looking Information

This release contains statements about the Company's future results and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and the current economic environment. Factors which could cause actual results to differ materially include, but are not limited to, general and local economic conditions, changes in interest rates, deposit flows, demand for mortgages and other loans, real estate value, competition, changes in accounting principles, practices, policies or guidelines, changes in legislation or regulation, and other economic, competitive, governmental, regulatory and technological factors effecting operations, pricing, products and services.

SOURCE: Oregon Trail Financial Corp.

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